                                                                    Exhibit 10.7

                     [Form of Registration Rights Agreement]

                    REGISTRATION RIGHTS AGREEMENT, dated as of June 27, 2005,
                    among CAPITAL MARITIME & TRADING CORP., a Marshall Islands company (the "Company"), BOEM MARITIME INVESTMENT CORP., a
                    Marshall Islands company ("Boem"), ADMIRALTY CORPORATION, a
                    Marshall Islands company ("Admiralty"), and the other
                    holders of Registrable Securities (as defined below) party hereto (together with Boem and Admiralty and any member of a
                    Family Group (as defined below) that delivers an undertaking to the Company agreeing to be bound by the terms of this
                    Agreement (as defined below), the "Holders").

         WHEREAS, the Company intends to sell shares of its Common Stock, par value $0.001 per share ("Common Stock"), in a public offering (the "Offering");

         WHEREAS, the Holders will own Common Stock; and

         WHEREAS, the Holders and the Company desire to make certain arrangements to provide the Holders with registration rights with respect to the
Registrable Securities (as defined below);

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         SECTION 1.01. Definitions. The following terms shall have the following meanings for purposes of this Agreement:

         "Affiliate" of any specified Person means any other Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled By or
Under Common Control With such specified Person.

         "Agreement" means this Registration Rights Agreement, as it may be amended, supplemented, restated or modified from time to time.

         "Company" is defined in the preamble hereto.

         "Company Funded Registration" is defined in Section 1.02(a).

         "Control" (including the terms "Controlled By" and "Under Common
Control With") is defined in the Restated Articles of Incorporation of the
Company as in

                                                                               2

effect at consummation of the Offering.

         "Demand Holders" means each of (i) Boem (on behalf of itself or one or more members of its Family Group) and (ii) Admiralty (on behalf of itself or one or more members of its Family Group).

         "Demand Request" is defined in Section 1.02(a).

         "Disadvantageous Condition" is defined in Section 1.02(a).

         "Estate Planning Vehicle" means a trust or partnership (i) that is the record holder of shares of Common Stock and (ii) the principal beneficiaries or partners of which include Mr. Evangelos Marinakis ("EM") or Mrs. Irene Marinakis
("IM"), their respective issue, or issue of any thereof, and, with respect to
EM, shall include his spouse and his mother.

         "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         "Family Group" means, (a) with respect to Boem, EM, any Estate Planning
Vehicle that is established by EM and any other Person that is Controlled By EM and (b) with respect to Admiralty, IM, any Estate Planning Vehicle that is established by IM and any other Person that is Controlled By IM, in each case, so long as such Person continues to be so Controlled.

         "Group" has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

         "Holders" is defined in the preamble hereto.

         "Inspectors" is defined in Section 1.04(a)(9).

         "Minimum Demand Request" means, on the date a Demand Request is delivered, at the option of the Demand Holder or Holders (in consultation with the Company), such aggregate number of shares of Common Stock of the Demand
Holder or Holders that (A) have an aggregate minimum market value (based on the closing price on the NYSE on the date preceding the date of the Demand Request)
of at least $25 million, before calculation of underwriting discounts and commissions or (B) is at least equal to 10% of the Company's outstanding Common
Stock immediately following the closing of the Offering (subject to adjustment in connection with any stock split, reverse stock split, reclassification, recapitalization, split-up, combination, share exchange or similar transaction).

         "NASD" means the National Association of Securities Dealers, Inc.

         "Offering" is defined in the recitals hereto.

                                                                               3

         "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

         "Priority Securities" is defined in Section 1.03(a).

         "Proceeding" is defined in Section 1.07(k).

         "Records" is defined in Section 1.04(a)(9).

         "Registrable Securities" means shares of Common Stock (including shares or any other securities of the Company or any successor entity that are acquired by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation or other reorganization of the Company or similar transaction); provided, however, that a security shall cease to be a
Registrable Security if and when (i) a registration statement with respect to such security becomes effective under the Securities Act and such security is disposed of pursuant to such effective registration statement, (ii) such security may be sold without restriction (including volume and manner of sale restrictions) pursuant to Rule 144 (or any similar provision then in force)
under the Securities Act, (iii) such security is otherwise transferred (other than to an Affiliate of the Holder), if a new certificate or other evidence of ownership for such security not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer is delivered by the Company and subsequent disposition of such security does not require registration or qualification of such security under the Securities Act, and the Company's outside counsel provides the Holder with an unqualified opinion to such effect, or (iv) such security ceases to be outstanding.

         "Registration Expenses" means all reasonable fees and expenses incident to the Company's performance of or compliance with this Agreement, consisting of
(i) all SEC, stock exchange, NASD and other registration, listing and filing fees and expenses, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of one counsel for the Holders who are including Registrable Securities in a registration statement in connection with blue sky qualification of such Registrable Securities and determination of the eligibility of such Registrable Securities for investment under applicable blue sky laws), (iii) rating agency fees, (iv) printing expenses, (v) messenger, telephone and delivery expenses, (vi) fees, expenses and disbursements of counsel for the Company, (vii) fees, expenses and disbursements of one counsel selected by Holders of Registrable Securities to be sold in connection with the relevant registration, (viii) fees, expenses and disbursements of the Company's independent certified public accountants, (ix) costs of Securities Act liability insurance for the Company and its officers and directors (if the Company so desires such insurance), (x) fees and expenses of all other Persons retained by the Company in connection with the

                                                                               4

consummation of the transactions contemplated by this Agreement and (xi) all internal expenses of the Company incurred in connection with the consummation of the transactions contemplated in this Agreement (including all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the fees and expenses incurred in listing the Registrable Securities on any securities exchange); provided, however, that
"Registration Expenses" shall not include any fees, expenses or disbursements of any Holder participating in the relevant registration or those of any underwriters, selling brokers or similar professionals, including any discounts, commissions or fees of such underwriters, selling brokers or similar professionals and including any fees, expenses or disbursements of counsel to any such Holder (except as provided above) or any such underwriter, selling broker or professional.

         "Requesting Holder or Holders" is defined in Section 1.02(a).

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the United States Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

         "Seller" is defined in Section 1.06(a).

         "Shelf Registration" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC).

         "Underwriter" is defined in Section 1.06(a).

         SECTION 1.02. Certain Demand Registration Rights. (a) General. At any
time commencing 180 days following consummation of the Offering, upon the written request (a "Demand Request") of one or both of the Demand Holders (the
"Requesting Holder or Holders") requesting that the Company effect the registration under the Securities Act of Registrable Securities of such
Requesting Holder or Holders (or its or their Family Group members, if applicable) representing at least the Minimum Demand Request (which request shall specify the number of shares of Registrable Securities to be offered by such Requesting Holder or Holders (and each of its or their Family Group members, if applicable), subject to reduction to the extent provided herein, and the intended method of disposition thereof), the Company shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities which the
Company has been so requested to register by the Requesting Holder or Holders, which may include Registrable Securities held of record by the Family Group members of such Requesting Holders to the extent such Family Group members and the number of Registrable Securities requested to be sold thereby are specified in the applicable Demand Request) all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that (A)
notwithstanding any other provision of this Agreement, the Company shall not be required to file a registration statement relating to a Demand Request under this Section 1.02 within a

                                                                               5

period of 180 days after the effective date of any other registration statement of the Company with respect to Common Stock (i) where such registration statement was filed pursuant to a Demand Request or (ii) in the case where
Demand Holders had piggyback rights pursuant to Section 1.03 of this Agreement, where such Demand Holders were permitted to register and sell at least 50% of the Registrable Securities requested to be included therein, (B) with respect to any registration statement filed, or to be filed, pursuant to this Section 1.02, if there is (i) material non-public information regarding the Company which the
Company's Board of Directors (the "Board") reasonably determines to be significantly disadvantageous for the Company to disclose and which the Company is not otherwise required to disclose at such time, (ii) there is a significant business opportunity (including the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, share exchange, tender offer or other similar transaction) available to the Company which the Board reasonably determines to be significantly disadvantageous for the Company to disclose or (iii) there is any other event or condition of similar significance to the Company that the Board reasonably determines to be significantly disadvantageous for the Company to disclose and which the Company is not otherwise required to disclose at such time (each, a "Disadvantageous
Condition"), and the Company shall furnish to the Requesting Holder or Holders a resolution of the Board of Directors stating that the Company is deferring such registration pursuant to this Section 1.02(a)(B) and setting forth in reasonable detail the Disadvantageous Condition (giving due regard to any confidentiality or competitive considerations), its reasons for such judgment and an approximation of the anticipated delay, then the Company shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated (and, in the case of a Shelf Registration, the
Company shall not be required to file any amendment or supplement thereto required to maintain the effectiveness of such Shelf Registration), or, in the event no registration statement shall have been filed, shall be entitled not to file any such registration statement, until the earlier of (x) 90 days following the date such resolution was delivered to the Requesting Holder and (y) the date such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Requesting Holder or Holders) and upon receipt of any such notice of a Disadvantageous Condition such Requesting Holder or Holders of Registrable Securities selling securities pursuant to an effective registration statement shall discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable
Securities current at the time of receipt of such notice, and, in the event no registration statement shall have been filed, all drafts of the prospectus covering such Registrable Securities, (C) the Company shall only be obligated to effect a total of three demand registrations in each three year period and (D)
the Company shall not be required to, and shall not, allow a registration statement relating to a registration request under this Section 1.02 to be declared effective prior to the date that is 180 days after consummation of the
Offering. Each of the first five registrations under this Section 1.02 shall be at the Company's own expense as provided in Section 1.02(c) (each such registration, a "Company Funded Registration"). The Company shall be permitted to satisfy its obligations under this

                                                                               6

Section 1.02 by amending (to the extent permitted by applicable law) any Shelf
Registration previously filed by the Company under the Securities Act so that such Shelf Registration (as amended) shall permit the disposition of all of the
Registrable Securities for which a registration request under this Section 1.02 shall have been made. Notwithstanding the foregoing, the Company shall have no obligation under this Agreement to file any Shelf Registration. The Requesting
Holder or Holders may, at any time prior to the effective date of the registration statement relating to the relevant registration, revoke such request, without liability, by providing a written notice to the Company revoking such request. In the event that the Company shall give any notice of the withdrawal of, or delay in filing, a registration statement contemplated by clause (B) above, the Company shall, following the end of the period specified in Section 1.02(a)(B), file the delayed registration statement with the SEC and such registration statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new registration statement, when aggregated with the period during which such initial registration statement was effective, if any, shall be equal to the 180 days that a registration statement is required to be kept effective pursuant to
Section 1.04(a)(2). The Company may not withdraw or suspend the effectiveness or availability of a registration statement pursuant to this Section 1.02(a) for more than 180 consecutive days. Within 20 days after receiving a notice contemplated in clause (B) above, the Requesting Holder or Holders may withdraw its or their Demand Request by giving written notice thereof to the Company. If withdrawn, such Demand Request shall be deemed not to have been made for purposes of this Agreement.

         (b) Expenses. The Company shall pay all Registration Expenses in connection with each Company Funded Registration which is requested and becomes effective, or which is withdrawn prior to effectiveness by the Company, pursuant to this Section 1.02. The Company shall not be liable for Registration Expenses in connection with a registration that shall not have become effective due to a revocation by the Holder or Holders requesting such registration under this
Section 1.02 (other than pursuant to the last sentence of Section 1.02(a)), unless the Holders collectively agree that such revoked registration counts as one of the Company Funded Registrations which may be requested by such Holders pursuant hereto. If such Holders have not agreed to count such revoked registration as one of the three Company Funded Registrations, the obligation to pay the Registration Expenses in connection with such further registration or such revoked registration shall be due and payable by the Holders who participated in such registration or who initially requested and revoked such registration, and such expenses shall be borne by them in proportion to the number of shares of Registrable Securities requested by them to be registered.
The Company's obligation to pay all Registration Expenses in connection with each Company Funded Registration under this paragraph (b) shall not be reduced by any such revoked registration unless the Holders so elect as provided above.

         (c) Effective Registration Statement. A registration requested pursuant to this Section 1.02 shall not be deemed to have been effected unless the registration statement relating thereto (i) has become effective under the
Securities Act and, except in the case of a Shelf Registration, any of the
Registrable Securities of the Requesting

                                                                               7

Holder or Holders (or its or their Family Group members, if applicable) included in such registration have actually been sold thereunder and (ii) except in the case of a Shelf Registration, has remained effective for a period of at least that specified in Section 1.04(a)(2); provided, however, that if any effective registration statement requested pursuant to this Section 1.02 is discontinued
in connection with a Disadvantageous Condition, such registration statement shall be at the sole expense of the Company and shall not be included as one of the Company Funded Registrations which may be requested pursuant to this Section
1.02; provided further, however, that if, after any registration statement requested pursuant to this Section 1.02 becomes effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court solely due to the actions or omissions to act of the Company, such registration statement shall be at the sole expense of the Company and shall not be included as one of the
Company Funded Registrations which may be requested at the cost of the Company pursuant to this Section 1.02.

         (d) Selection of Underwriters. The Requesting Holder or Holders shall have the right to select the underwriters for each registration made pursuant to
Section 1.02(a), subject to the approval of the Company, which approval shall not be unreasonably withheld.

         (e) Pro Rata Participation in Demand Registrations. If a requested registration pursuant to this Section 1.02 involves an underwritten offering and the managing underwriter or underwriters selected in accordance with Section
1.02(d) shall advise the Company that, in their good faith view (based primarily upon prevailing market conditions), the number of securities requested to be included in such registration (including securities which the Company requests to be included) exceeds the largest number of securities which can be sold without having a significant negative effect on the price at which such securities can be sold in such offering, the Company shall include the following
Registrable Securities in the following order:

               (i) all Registrable Securities requested to be registered by the
         Requesting Holder or Holders pursuant to Section 1.02(a);

               (ii) to the extent that the number of Registrable Securities included in such registration pursuant to Section 1.02(e)(i) is less than the number of securities which the Company has been advised can be sold in such offering without having the significant negative effect on pricing referred to above, all other Registrable Securities requested to be included in such registration pursuant to Section 1.02(a) that are not otherwise included in Section 1.02(e)(i) (provided, however, that if the number of Registrable Securities included in such registration pursuant to Section 1.02(e)(i), together with all other
         Registrable Securities requested to be included in such registration pursuant to Section 1.02(a), exceeds the number which the Company has been advised can be sold in such offering without having the significant negative effect on pricing referred to above, the number of

                                                                               8

         such Registrable Securities included in such registration pursuant to this Section 1.02(e)(ii) shall be that number of securities which the
         Company has been advised it can sell in excess of the number of
         Registrable Securities being included in such registration pursuant to
         Section 1.02(e)(i), allocated pro rata among the other Holders referred to in Section 1.02(a) on the basis of the shares of Registrable
         Securities each such other Holder has requested to be included in such registration); and

               (iii) to the extent that the number of Registrable Securities included in such registration pursuant to Sections 1.02(e)(i) and
         1.02(e)(ii) is, in the aggregate, less than the number of securities which the Company has been advised can be sold in such offering without having the significant negative effect on pricing referred to above, any equity securities proposed to be sold by the Company (provided, however, that if the number of securities proposed to be sold by the
         Company, together with the number of Registrable Securities to be included in such registration pursuant to Sections 1.02(e)(i) and
         1.02(e)(ii), exceeds the number which the Company has been advised can be sold in such offering without having the negative effect referred to above, the number of such securities included in such registration pursuant to this Section 1.02(e)(iii) shall be that number of securities which the Company has been advised it can sell in excess of the number of Registrable Securities being included in such registration pursuant to Sections 1.02(e)(i) and 1.02(e)(ii)).

         (f) Additional Registration. If at least 75% of the Registrable
Securities requested to be registered by the Requesting Holder or Holders in one of the Company Funded Registrations are not included in such registration, then such Requesting Holder may request that the Company effect an additional registration under the Securities Act of all or part of such Requesting Holder's or Holders' Registrable Securities in accordance with the provisions of this
Section 1.02, and the Company shall effect, and pay the Registration Expenses in connection with, such additional registration (in addition to the Company Funded
Registrations referred to in Section 1.02(a)) requested pursuant to this Section
1.02(f).

         (g) No-Cutbacks. Notwithstanding anything to the contrary in this
Agreement, and for the avoidance of doubt, with respect to any Requesting Holder or Holders, all Registrable Securities of such Requesting Holder or Holders requested to be included in a registration pursuant to Section 1.02(a) shall be included in such registration (regardless of whether the underwriters agree that inclusion of all such securities would have a significant negative effect on the price at which such securities can be sold in such offering).

         SECTION 1.03. Certain Piggyback Registration Rights. (a) General. If
the Company at any time proposes to register any of its equity securities (the
"Priority Securities") under the Securities Act (other than a registration (i)
on Form S-8 or S-4 or

                                                                               9

any successor or similar forms, (ii) relating to equity securities issuable upon exercise of employee stock or similar options or in connection with any employee benefit or similar plan of the Company, (iii) in connection with an acquisition by the Company of another entity or (iv) pursuant to a registration under
Section 1.02), whether or not for sale for its own account (but not for the account of any Holder or Family Group member), in a manner which would permit registration of Registrable Securities for sale to the public under the
Securities Act, it shall each such time, subject to the provisions of Section
1.03(b), give written notice to all Holders of record of Registrable Securities of its intention to do so and of such Holders' rights under this Section 1.03 at least 20 days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer all such Holders the opportunity to include in such registration statement such number of Registrable
Securities as each such Holder may request. Upon the written request of any such
Holder made within 15 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder, subject to reduction as provided herein, and the intended method of disposition thereof), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all
Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided, however, that (A) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or the original selling holders for whose account the registration has been made; provided, however, that in respect of any offering under this Agreement (whether under Section 1.02 or this Section 1.03 or otherwise), unless agreed otherwise by the Holder and the underwriters in the underwriting agreement, no Holder or any of its Affiliates (other than, for the avoidance of doubt, the Company) shall be required to directly or indirectly make any representations or warranties to, or agreements with, the Company or the underwriters (including agreements with respect to indemnification) other than representations, warranties or agreements regarding such Holder or its
Affiliates, its ownership of and title to the Registrable Securities and its intended method of distribution, and any liability of such Holder or its
Affiliates to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from breach of its representations and warranties and shall be limited to an amount equal to the total price at which the securities sold by such Holder or its Affiliates were offered to the public
(net of discounts and commissions paid by such Holder or its Affiliates in connection with such underwritten offering) and (B) if, at any time after giving written notice of its intention to register any securities pursuant to this
Section 1.03(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice, however, to rights of Holders under Section
1.02). If a registration pursuant to this Section 1.03(a) involves an underwritten

                                                                              10

public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. No registration effected under this Section 1.03 shall relieve the Company of its obligations to effect registrations upon request under Section 1.02. The Company shall pay all
Registration Expenses in connection with each registration of Registrable
Securities pursuant to this Section 1.03. Nothing contained in this Section 1.03 shall create any liability on the part of the Company to the Holders if the
Company should for any reason decide not to file a registration statement for which piggyback registration rights are available or withdraw such registration statement subsequent to its filing, regardless of any action Holders may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

         (b) Priority in Piggyback Registrations. If a registration pursuant to this Section 1.03 involves an underwritten offering and the managing underwriters shall advise the Company that, in their good faith view (based primarily upon prevailing market conditions), the number of securities
(including all Registrable Securities) which the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of securities which can be sold without having a significant negative effect on the price at which such securities can be sold in such offering, the Company will include in such registration in the following order: (i) all the Priority
Securities (including any to be sold for the Company's own account), on a pro rata basis, (ii) to the extent that the number of Priority Securities which the
Company proposes to sell for its own account pursuant to Section 1.03(a) is less than the number of securities which the Company has been advised can be sold in such offering without having the negative effect referred to above, all
Registrable Securities requested to be included in such registration by the
Holders pursuant to Section 1.03(a) (provided, however, that if the number of
Registrable Securities requested to be included in such registration by the
Holders pursuant to Section 1.03(a), together with the number of Priority
Securities to be included in such registration pursuant to clause (i) of this
Section 1.03(b), exceeds the number which the Company has been advised can be sold in such offering without having the negative effect referred to above, the number of such Registrable Securities requested to be included in such registration by the Holders pursuant to Section 1.03(a) shall be allocated pro rata among all such other requesting Holders on the basis of the number of
Registrable Securities each such other Holder has requested to be included in such registration) and (iii) all other securities requested to be included in such registration (provided, however, that if the number of all other securities proposed to be included in such registration, together with the Priority
Securities and the Registrable Securities requested to be included in such registration, exceeds the number which the Company has been advised can be sold in such offering without having the negative effect referred to above, the number of such other securities requested to be included in such registration shall be allocated pro rata among all such other requesting holders on the basis of the number of Registrable Securities each such other holder has requested to be included in such registration).

                                                                              11

         SECTION 1.04. Registration Procedures. (a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration under the Securities Act as provided in this Agreement of any
Registrable Securities, the Company shall, as expeditiously as possible:

         (1) use its reasonable best efforts to prepare and file, or cause to be prepared and filed as soon as practicable but in any event within 90 days of receipt of a request for registration, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its reasonable best efforts to cause such registration statement to become and remain (for the period specified in paragraph (2) below) effective; provided, however, that at least 10 days before filing with the SEC a registration statement or prospectus and at least two days before filing with the SEC any amendments or supplements thereto, the Company shall (A) furnish to the underwriters, if any, and to one counsel selected by the Holder or Holders of the Registrable Securities
     covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comments of the underwriters and such counsel (provided, however, that the determination to accept any such comments not relating to the underwriters or such selling stockholders shall be in the Company's sole discretion), and (B) notify each Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (subject to blackouts upon the good faith declaration of any Disadvantageous Condition in accordance with Section
     1.02(a)) or such shorter period which shall terminate when all Registrable
     Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (3) notify each Holder of Registrable Securities covered by such registration statement when such registration statement or any amendment thereto has been filed or becomes effective;

         (4) notify each Holder of Registrable Securities covered by such registration statement of any notice from the SEC that there will be a review of

                                                                              12

     such registration statement and promptly provide such Holders with a copy of any SEC comments received by the Company in connection therewith;

         (5) furnish, without charge, to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (including one conformed copy to each Holder and one signed copy to each managing underwriter and in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the
     Registrable Securities owned by such Holder;

         (6) use its reasonable best efforts to register or qualify the
     Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any underwriter of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder and each underwriter to consummate the disposition in such jurisdictions of the Registrable
     Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph
     (6), (ii) subject itself to taxation in any such jurisdiction or (iii)
     consent to general service of process in any such jurisdiction;

         (7) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable
     Securities;

         (8) immediately notify each of the managing underwriters, if any, and each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall promptly prepare and file with the SEC such amendment or supplement to such registration statement or prospectus and furnish to such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable
     Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated
     therein or necessary to make the statements therein not misleading;

                                                                              13

         (9) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed on the national securities exchange or national market interdealer quotation system on which the Common Stock is then listed, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form (provided, however, that the applicable listing requirements are satisfied), and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

         (10) in the case of an underwritten offering, enter into such customary agreements with the underwriters (including an underwriting agreement in customary form) and take all such other actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

         (11) make available for inspection by any Holder of Registrable
     Securities covered by such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), those financial and other records, organizational documents and properties of the Company and its controlled entities (collectively, "Records"), and cause the Company's and its controlled entities' officers, directors and employees to supply that information and respond to those inquiries reasonably requested by any such
     Inspector in connection with such registration statement, in each case under this paragraph (11) only to the extent reasonably necessary, as mutually determined by the Company and the underwriters or Holders, to enable such underwriters or Holders to conduct their due diligence investigation;

         (12) use its reasonable best efforts to furnish to any underwriter participating in any disposition pursuant to such registration statement a signed counterpart of a "cold comfort" letter from the Company's independent public accountants who have audited the Company's financial statements included or incorporated by reference in such registration statement (and prospectus included therein), in customary form and covering such matter of the type customarily covered by "cold comfort" letters delivered in connection with underwritten public offerings of securities
     (including with respect to events subsequent to the date of such financial statements) as the underwriters reasonably request (and dated the dates such comfort letters are customarily dated);

         (13) use its reasonable best efforts to furnish to each underwriter participating in any disposition pursuant to such registration statement a signed counterpart of an opinion and negative assurance letter of counsel from the Company's outside counsel in customary form and covering such matters of the

                                                                              14

     type customarily covered in opinions and negative assurance letters of counsel delivered in connection with underwritten public offerings of securities;

         (14) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable
     Securities and their respective counsel in connection with any filings with the NASD;

         (15) make available its officers, employees and personnel and otherwise provide reasonable assistance to the underwriters in their marketing of
     Registrable Securities as the underwriters shall reasonably request, including participation in "roadshow" presentations or such other selling efforts as the underwriters shall reasonably request; and

         (16) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available or cause to be made available, as applicable, to the Holders of Registrable Securities sold under such registration statement, as soon as reasonably practicable, a consolidated earnings statement covering a period of at least 12 months
     (which earnings statement need not be audited), beginning with the first month after the effective date of the registration statement (as the term
     "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the
     Securities Act and Rule 158 thereunder.

         (b) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable
Securities which are to be registered at the request of any Holder thereof that such Holder shall furnish to the Company such information regarding the
Registrable Securities held by such Holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be reasonably required in connection with the action taken by the Company.

         (c) Each Holder agrees that, upon receipt of any notice from the
Company of the happening of any event of the kind described in Section
1.04(a)(8), such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.04(a)(8), and, if so directed by the
Company, such Holder shall deliver to the Company (at the Company's expense) all copies (including any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable
Securities, current at the time of receipt of such notice. In the event the
Company shall give any such notice, the period referred to in Section 1.04(a)(2)
shall be extended by the greater of (i) 180 days and (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.04(a)(8) to and including the date when each Holder of
Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 1.04(a)(8).

                                                                              15

         SECTION 1.05. Holdback Agreements. (a) If any registration of
Registrable Securities shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities and not to
effect any such public sale or distribution of any other equity security of the
Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company or publicly announce an intention to do any of the foregoing (in each case, other than as part of such underwritten public offering) during the 10 days prior to, and during the 180-day period which begins on, the effective date of such registration statement (which 180-day period shall be tolled to the extent of any blackouts upon the good faith declaration of any Disadvantageous Conditions in accordance with Section
1.02(a)) (except as part of such registration) and agrees further to enter into a customary lock-up with the underwriters of such offering (not to exceed 180 days from the date of consummation of such offering); provided, however, that such Holder of Registrable Securities has received written notice of such registration at least 20 days prior to the anticipated beginning of the 10-day period referred to above.

         (b) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the capital stock or substantially all the assets of any other Person or in connection with an employee stock ownership or other benefit plan) during the 10 days prior to, and during the 180-day period which begins on, the effective date of such registration statement (which 180-day period shall be tolled to the extent of any blackouts upon the good faith declaration of any Disadvantageous
Conditions in accordance with Section 1.02(a)) (except as part of such registration) and agrees further to enter into a customary lock-up with the underwriters of such offering (not to exceed 180 days from the date of consummation of such offering).

         (c) During the term of this Agreement, each certificate evidencing
Registrable Securities held of record or beneficially owned by a Holder shall bear the following legend:

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND
               TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF A
               REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 27, 2005, AMONG
               CAPITAL MARITIME & TRADING CORP. AND THE STOCKHOLDERS PARTY
               THERETO. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT IS ON FILE
               AT THE OFFICE OF CAPITAL MARITIME & TRADING CORP. AT 3, IASSONOS
               STREET, PIRAEUS, ATHENS, 18537 GREECE."

                                                                              16

         (d) Upon a Person ceasing to have rights and obligations under this
Agreement pursuant to the terms hereof or upon termination of this Agreement, such Person may surrender to the Company any certificates held of record by such
Person and bearing the legend set forth in Section 1.05(c), and upon surrender of such certificates, the Company shall reissue such certificates without such legend.

         SECTION 1.06. Indemnification and Contribution. (a) To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), each Holder of Registrable Securities to be sold in connection with the relevant registration (each such Holder being a "Seller")
and their respective partners, directors, officers and employees and each
Person, if any, who controls any Seller or Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

               (i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment thereto)
         relating to such registration, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) relating to such registration, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

               (iii) against any and all reasonable expense whatsoever, as incurred (including, subject to Section 1.06(c), fees and disbursements of counsel) incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such
         Person

                                                                              17

         is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; provided, however, that this indemnity agreement does not apply to any Seller or Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission (A) made in reliance upon and in conformity with written information furnished to the Company by such Seller or
         Underwriter expressly for use in a registration statement (or any amendment thereto) or any related prospectus (or any amendment or supplement thereto) or (B) if such untrue statement or omission or alleged untrue statement or omission was corrected in an amended or supplemented registration statement or prospectus and the Company had furnished copies thereof to the Underwriter or Seller from which the
         Person asserting such loss, liability, claim, damage, judgment or expense purchased the securities that are the subject thereof on a timely basis prior to the date of sale by such Underwriter or Seller to such Person.

         (b) Each Seller shall severally indemnify and hold harmless the
Company, each Underwriter and the other Sellers, and each of their respective partners, directors, officers and employees (including each director and officer of the Company who signed the relevant registration statement) and each Person, if any, who controls the Company, any Underwriter or any other Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act,
against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in Section 1.06(a) (provided, however, that any settlement of the type described therein is effected with the written consent of such Seller) as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in a registration statement or any related prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the
Company by such Seller expressly for use in such registration statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto);
provided, however, that an indemnifying Seller shall not be required to provide indemnification in any amount in excess of the amount by which (x) the total price at which the securities sold by such indemnifying Seller and its affiliated indemnifying Sellers and distributed to the public were offered to the public (net of discounts and commissions paid by the indemnifying Seller in connection with such offering) exceeds (y) the amount of any damages which such indemnifying Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Company shall be entitled, to the extent customary, to receive indemnification and contribution from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

                                                                              18

         (c) Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties reasonably determine that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all
Underwriters and another counsel for all other indemnified parties under this
Agreement) at the indemnifying party's or parties' expense. The indemnified party or parties shall have the right to engage separate counsel and participate in the defense of any action, but, except as stated above, the fees and expenses of such counsel shall be the expense of such indemnified party or parties. If any indemnifying party or parties are not so entitled to assume the defense of such action or do not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all
Underwriters and another counsel for all other indemnified parties under this
Agreement). In such event, however, no indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties (which consent shall not be unreasonably withheld or delayed); provided, however, that if at any time the indemnified party or parties shall have requested the indemnifying party or parties to reimburse the indemnified party or parties for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party or parties shall be liable for any settlement of any proceeding effected without the written consent of such indemnifying party or parties if (x) such settlement is entered into more than
15 business days after receipt by such indemnifying party or parties of the aforesaid request accompanied by supporting documents reasonably satisfactory to the indemnifying party or parties and (y) such indemnifying party or parties shall not have reimbursed the indemnified party or parties in accordance with such request prior to the date of such settlement. No indemnifying party or parties shall, without the prior written consent of the indemnified party or parties, effect any settlement of any action in respect of which any indemnified party or parties is a party, unless such settlement includes an unconditional release of such indemnified party or parties from all liability on claims that are the subject matter of such action. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such

                                                                              19

indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

         (d) (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 1.06 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the liable Sellers or
Underwriters (including, in each case, that of their respective officers, directors, employees and agents), as the case may be, on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the liable Sellers or Underwriters (including, in each case, that of their respective officers, directors, employees and agents), as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the
Company, on the one hand, or by or on behalf of the Sellers or Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.06(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

               (ii) The Company and each Seller agree that it would not be just and equitable if contribution pursuant to this Section 1.06 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above. Notwithstanding anything in this Section
         1.06(d) to the contrary, in the case of distributions to the public, an indemnifying Seller shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the securities sold by such indemnifying Seller and its affiliated indemnifying Sellers and distributed to the public were offered to the public (net of discounts and commissions paid by the indemnifying
         Seller in connection with such offering) exceeds (B) the amount of any damages which such indemnifying Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation
         (within the meaning of Section 11(f) of the Securities

                                                                              20

         Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (iii) For purposes of this Section, each Person, if any, who controls a Seller or an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Seller or Underwriter; and each director of the Company, each officer of the Company who signed the relevant registration statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

         SECTION 1.07. Miscellaneous.

         (a) No Inconsistent Agreements. Neither the Company nor the Holders
have, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to the Registrable Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Complete Agreement. This Agreement shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supercede all prior agreements and understandings, whether written or oral, between or among the parties with respect to such subject matter.

         (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of the Company and Holders of a majority-in-interest of the Registrable Securities; provided, however, that no amendment shall affect any rights or obligations of a Holder without the consent of such Holder.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the most current address indicated for such Holder in the Company's stock transfer records;

               (ii) if to the Company, at:

               Capital Maritime & Trading Corp.
               c/o Capital Ship Management Corp.
               3, Iassonos Street
               Piraeus, Athens 18537
               Greece
               Attention: Chief Financial Officer

                                                                              21

               Telecopier: +30 210 428 4286

               with a copy to:

               Gr. J. Timagenis Law Office
               57 Notara Street
               185 35 Piraeus, Athens, Greece
               Attention: John C. Palios
               Telecopier: +30 210 422 1388

         All such notices and communications shall be deemed to have been duly given when received.

         The Holders or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

         (e) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its successors and assigns.

         (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to applicable principles of conflicts of laws.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (j) No Third Party Beneficiaries. Except as provided in Section 1.06, this Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

         (k) Jurisdiction. Any suit, action or proceeding relating to this
Agreement (collectively, a "Proceeding") may be brought in the courts of the
State of New York and any court of the United States located in the Borough of
Manhattan in New York City and

                                                                              22

each parties hereto (a) hereby consents to the jurisdiction of such courts, (b)
irrevocably waives any objection which such party may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents to the service of process at the address set forth for notices in Section 1.07(d) herein;
provided, however, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (d)
waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Proceeding.

         (l) Enforcement. (i) Each party hereto acknowledges that the other parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any of the other parties to this
Agreement were not performed in accordance with its terms, and it is therefore agreed that each party hereto, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each party hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

         (ii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

         IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                    CAPITAL MARITIME & TRADING CORP.,

                                       by
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BOEM MARITIME INVESTMENT CORP.,

                                       By
                                         by
                                           -------------------------------------
                                           Name:
                                           Title:

                                       ADMIRALTY CORPORATION,

                                       By
                                         by
                                           -------------------------------------
                                           Name:
                                           Title: